SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2003


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-29239                36-3909334
          --------                    ---------                ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                               60601
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

ITEM 12. Results of Operations and Financial Condition
         ---------------------------------------------

         On July 11, 2003, Inforte Corp. issued a release regarding earnings for the second quarter of 2003. The text of the press release is attached as Exhibit 99 and is being furnished pursuant to Item 12 of Form 8-K (Results of Operations and Financial Condition).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORTE CORP.


July 14, 2003                           By:    /s/ Nick Padgett
                                           -------------------------------------
                                               Nick Padgett
                                               Chief Financial Officer

                                  EXHIBIT INDEX


No.                  Description of Exhibit

99                      Press Release